Barclays
2015 Americas Select Franchise Conference
Tayfun Tuzun
Executive Vice President & Chief Financial Officer
May 19, 2015
Please refer to earnings release dated April 21, 2015 (as amended) and
10-Q dated May 11, 2015 for further information
Exhibit 99.1
Fifth Third Bank | All Rights Reserved

2
Business composition at Fifth Third
Consumer
Lending
Branch
Banking
Wealth
Management
Commercial
Banking
Retail Bank
Cards
Home Equity
Mortgage
Auto
Private Bank
Retail Brokerage
Institutional Services
Commercial Bank
Footprint
Business
Lines
In footprint markets
National consumer lending
In footprint markets
National commercial banking
37% of
Bancorp net
revenue
10% of
Bancorp net
revenue
9% of
Bancorp net
revenue
42% of
Bancorp net
revenue
1 For the year ended December 31, 2014. Net revenue represents net interest income plus noninterest income. General Corporate and Other segment not included in above disclosure and represents remaining 2% of net revenue.
1
1
1

Fifth Third Bank | All Rights Reserved

8
7
6
5
4
PD
7%
6%
5%
4%
3%
2%
1%
Yield / Rating
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Weighted-Average PD
Yield
5 Yr Rating BB Spread[1]

FY14 Corporate Banking Fees Composition
28%
19%
17%
13%
14%
4%
4%
1%
0%
Business Lending Fees
Syndication Fees
FX Revenue
Institutional Sales
LOC Fees
Derivative Income
Lease Remarketing
Commodities Revenue
Other

•

•

•

+4% CAGR
$2,500
$2,000
$1,500
$1,000
$500
$0
2,180
2,015
2,186
2,430
2,560
29%
33%
34%
34%
34%
71%
67%
66%
66%
66%
2010
2011
2012
2013
2014
Net Interest Income
Fees

©

Fifth Third Bank | All Rights Reserved
Changing profile of commercial lending
Commercial Loan Portfolio
1 5 year BB spread at quarter end.
2 Includes FTE Adjustment
3 2010, 2011, and 2012 have not been restated for changes in the structure of reporting units that occurred in 1Q14.
Changing credit profile post-crisis directly linked
to change in our risk appetite, indirectly a result of
increased focus on mid- and large-corporate
relationships
Combination of lower credit spreads and higher
capital ratios require significantly higher
contribution from non-credit business fees to
meet target returns
Although fee income streams may result in higher
potential volatility in revenues compared to pure
interest income, lower credit volatility should
preserve stable earnings
Commercial Banking Net Revenue
2,3

Fifth Third Bank | All Rights Reserved
Deposit momentum delivering franchise value
Naples
Source: FDIC, SNL Financial.
Note: Branches included are full service retail / brick and mortar; data excludes headquarters branches with over $250 million in deposits ($500MM for Chicago CBSA).
Cincinnati affiliate
#1 market share (23% or $11.0B
of FITB footprint deposits) and
Fifth Third’s largest affiliate
market; home of Fifth Third’s
corporate headquarters
Western Michigan and Northwestern Ohio affiliates
#1 market shares (17% and 19% of FITB footprint deposits,
respectively); incl. Grand Rapids, MI and Toledo, OH
Chicago affiliate
Fifth Third’s second largest affiliate market;
6.9% increase in deposits vs. 2013
• Deposit growth in all 15
affiliates
• Deposit market share
growth in 13 of 15 affiliates
– Top 3 deposit share in 7
affiliates
– Deposit growth
outperforming market in
13 affiliates
Strong market share in mature Midwest markets;
Southeast markets remain key focus area and source of growth
North Carolina affiliate
#4 market share in Charlotte;
8.0% increase in deposits vs.
2013
Florida region
10.3% increase in deposits vs. 2013;
one of the strongest regional growth
markets

Enhancing retail bank platform
Consumer Deposit Activity
Transaction volume by ATM and mobile channels
• Remote deposit capture launched in 2012, now
36% of all consumer deposits
• 2,200 ATMs image-enabled broadens reach and
effective footprint
• Testing technology-focused, smaller branch
formats with lower staffing requirements
• Redefining roles of branch personnel and testing
hybrid roles in response to change in traffic
patterns
• 3
rd
generation mobile banking platform
• Actively pursing digital sales capabilities to
compensate for decline in branch traffic
Branch Transactions
Average monthly teller transaction in millions
Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

250
162
102
234
821
251
30
246
396
453
153
(135)
(186)
(40)
(166)
(119)
2011
2012
2013
2014
Orig fees and gains on loan sales
Gross servicing fees
Servicing rights amortization
MSR valuation adjustments

$13.0
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$11.4
$11.8
$12.0
$12.1
2011
2012
2013
2014

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.9
$2.0
$2.1
$2.3
2011
2012
2013
2014

©

Consumer lending-stable source of earning
assets
Mortgage Auto Home Equity Card
– Primarily in footprint lender
– Flexible business model,
quickly scalable in
response to change in
environment
– Important cornerstone
product key to strong
relationships
– Stable portfolio balances
– National lender; in 46
states
– Super-prime focus with
750 plus average FICO
score; 90% or less average
advance rates
– 18,000 dealer customers
– Valuable source of credit to
home owning customers
– Slightly downward trends in
balances due to low demand
– Credit trends in line with
industry, 1/3 1
st
lien; 1/3
behind Fifth Third 1
st
lien
– In footprint card portfolio
sold to current customers
– Stable portfolio yield
– Focused on card activity
and utilization with current
holders
Mortgage Banking Net Revenue ($MM)
Average Auto Loans ($MM) Average Card Loans ($MM)
Fifth Third Bank | All Rights Reserved

Bancorp Investment Advisory fees ($MM)

$410
$390
$370
$350
$330
$310
$290
$22
$13
$353
$361
$393
$407
2011
2012
2013
2014
IA Fees (excl. mutual fund)
Mutual fund fees

Total Revenue ($MM)

$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
113
117
154
121
373
396
406
410
2011
2012
2013
2014
Noninterest Income
Net Interest Income

$500
$450
$400
$350
$300
$250
$200
$421
$437
$453
$445
2011
2012
2013
2014

©

Consumer Wholesale
Retail Brokerage Private Bank Institutional Services ClearArc Capital
Mass market and mass
affluent clients
– Retirement, investment and
education planning,
managed money, annuities
and transactional
brokerage services
Financial elite clients
– Teams of professionals
dedicated to helping
clients achieve their
financial goals
Consulting, investment and
record-keeping services for
corporations, financial
institutions, foundations,
endowments and not-for-profit
organizations
– Retirement plans, endowment
management, planned giving
and custody services
Provides asset management
services to institutional
clients
– Divested all proprietary
mutual funds in 2012 to
complete transition to open
architecture
Investment Advisors serves individual and institutional clients with all levels of wealth;
provides for significant cross-sell opportunity
Wealth management increasing contribution to
earnings
Noninterest Expense ($MM)
Fifth Third Bank | All Rights Reserved

2014 performance at a glance
Diluted earnings per share
Strong long-term earnings growth
Nonperforming asset ratio
Problem assets at lowest
levels since before crisis
Tier I common ratio
2
ALLL / NPLs
Maintaining prudent reserve stance Solid capital ratios;
above targets and requirements
Includes dividends declared and share repurchases. 2013 is net of the issuance of shares valued at $398MM related to the Series G preferred stock conversion on July 1, 2013. 2012,
2013, and 2014 also include repurchases of shares in the amount of after-tax gains on the sale of Vantiv shares.
Non-GAAP measure; see Reg. G reconciliation in appendix.
Book value per share
Creating value and sustaining
momentum in results
Total payout ratio
1
~$1.1B payout to common
shareholders in 2014
1
2
1
Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

Strong Operating Results

•

•

•

Executing on Strategic Plans

Prudent Capital Management

©

Earnings per diluted share of $0.42; significant pre-tax items in 1Q15 results included a
$70MM pre-tax positive valuation adjustment on the warrant Fifth Third holds in Vantiv,
$37MM pre-tax gain on the sale of TDRs, a $17MM pre-tax charge related to the valuation of the Visa total return swap and a $30MM operating lease impairment charge recognized as a post-quarter adjustment (resulting in a total net ~$0.05 positive after-tax impact on EPS)
Solid operating results despite continued low interest rate environment; reflected typical 1Q seasonality in fee income and benefits expense
Credit quality continues to improve; NCO ratio 41 bps of loans and NPA ratio 76 bps
First quarter 2015 earnings highlights
1
Common equity tier 1 capital ratio on a Basel III transitional basis. Under banking agencies Basel III Final Rule, assets and credit equivalent amounts of off-balance sheet exposures are calculated based upon the standardized approach for risk-weighted assets. The resulting values are added together resulting in the Bancorp’s total risk-weighted assets.
•
Traditional commercial banking franchise utilizing an affiliate-based model supported with strong national businesses
— Segment and industry specialization in mid-corporate, energy, and healthcare
•
Top 3 deposit market share in key markets with focus on further improving share of wallet
•
Redesigning retail distribution strategy and prioritizing key segments in consumer bank
•
Growing regional wealth management and brokerage services
•
Common equity tier 1 capital ratio of 9.5%¹
•
Repurchased 9MM common shares in 1Q15
•
2015 CCAR plan not objected to by Federal Reserve Board, includes the potential increase in the quarterly common stock dividend and potential repurchase of common shares
— $180MM share repurchase agreement announced in 1Q15
— $155MM share repurchase agreement announced in 2Q15
Fifth Third Bank | All Rights Reserved

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
94
94
87
87
78
1Q14
2Q14
3Q14
4Q14
1Q15

$1,000
$800
$600
$400
$200
$0
$946
$832
$796
$744
$691
351
320
309
283
270
595
512
487
461
421
1Q14
2Q14
3Q14
4Q14
1Q15
NPA ratio 1.05% 0.92% 0.88% 0.82% 0.76%
Commercial
Consumer

$200
$175
$150
$125
$100
$75
$50
$25
$0
63
105
53
48
60
55
87
49
55
52
39
1Q14
2Q14
3Q14
4Q14
1Q15
Commercial
Consumer
Related to TDR Transfer to HFS

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$1,500
$1,000
$500
$0
$1,483
$1,458
$1,414
$1,322
$1,300
1.65%
1.61%
1.56%
1.47%
1.42%
1Q14
2Q14
3Q14
4Q14
1Q15
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases

©

Credit quality overview
Net Charge-offs ($MM)
$91
$101
NCO ratio
0.76% 0.45% 0.50% 0.83% 0.41%
$168
HFI Nonperforming Assets ($MM)
NPAs down 7% sequentially and 27% from 1Q14;
lowest level since 2007
Reserve Coverage
Accruing 90+ Days Past Due ($MM)
Includes 1Q15 provision expense of $69MM,
reserve coverage levels remain solid
90 + delinquencies declined 17% from 1Q14
Net charge-offs down 52% sequentially and 46% year-over-year; 4Q14 included $87MM related to TDR transfer to held-for-sale
$115
$191
Fifth Third Bank | All Rights Reserved

FITB
Peer Average
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.0%
7.5%
9.4%
9.5%
9.5%
9.7%
2009
2010
2011
2012
2013
2014

25%
20%
15%
10%
5%
0%
21.9%
21.9%
16.4%
14.7%
13.5%
12.1%
5.6%
5.3%
3.7%
FITB
USB
WFC
KEY
CMA
HBAN
PNC
RF
STI

80%
70%
60%
50%
40%
30%
20%
10%
0%
38%
45%
43%
24%
23%
26%
33%
2011
2012
2013
2014
FITB Buyback %
FITB Dividend Payout %
Peer Avg. Total Payout

©

Fifth Third Bank | All Rights Reserved
1Q12-1Q15 Common Equity Repurchased /
2011 Total Common Equity
Strong capital position
1 Non-GAAP measure; See Reg. G reconciliation in appendix.
2 2013 is net of the issuance of shares valued at $398MM related to the Series G preferred stock conversion on July 1, 2013
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, and WFC.
Tier I common equity
1
Capital generation and overall capital position, sufficient to support balance sheet growth and continued prudent capital return to shareholders
Total Payout Ratio (ex. Vantiv)
2

12 Investment thesis Fifth Third Bank | All Rights Reserved

Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,”
or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth
Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or
other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19)
effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
Fifth Third Bank | All Rights Reserved

14 Appendix Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

$2,312
$1,250
$500
$500
$500
2015
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$2,450
$650
$600
$850
$850
2015
2016
2017
2018
2019
2020
2021 on

L-T debt 10%
Demand 25%
Equity 11%
Other liabilities 3%
S-T borrowings 1%
Non-Core Deposits 2%
Consumer time 3%
Foreign Office 1%
Savings/ MMDA 24%
Interest checking 20%

©

Available and contingent borrowing capacity
(1Q15):
– FHLB ~$14.2B available, ~$16.0B total
– Federal Reserve ~$26.6B
Holding Company cash at 3/31/15: $2.5B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for
more than 18 months (debt maturities,
common and preferred dividends, interest and
other expenses) without accessing capital
markets, relying on future dividends from
subsidiaries, or any other discretionary
actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
3%
Fifth Third Bank | All Rights Reserved

Interest rate risk management
Well-positioned for rising rates
• NII benefits from asset re-pricings in a rising rate environment
– 64% of total loans are floating rate (81% of commercial and 39% of consumer)
– Investment portfolio duration of approximately 4.3 years
– Short-term wholesale funding represents only about 1.5% of total funding
– Approximately $12B in non-core funding re-prices beyond one year
• Interest rate sensitivities are based on conservative deposit assumptions
– 70% beta on all interest-bearing deposit and sweep balances (~50% betas experienced in 2004 – 2006 Fed tightening cycle)
– No modeled re-pricing lag
– Modeled non-interest bearing commercial DDA runoff of approximately $2.5B (about 10%) for each 100 bps increase in rates
– DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates
+200 bps Shock
Change in Interest Rates +100 bps Shock
+200 bps Ramp 1.54% 6.80% (4.00%) +25 bps Shock
+100 bps Ramp 0.83% 4.26% - -25 bps Shock
Betas 25% Higher Betas 25% Lower
Change in Interest Rates
12
Months
13 to 24
Months
12
Months Change in Interest Rates
12
Months
13 to 24
Months
12
Months
13 to 24
Months
+200 bps Ramp 1.26% 6.23% 1.82% +200 bps Ramp (1.54%) 0.47% 4.62% 13.12%
+100 bps Ramp 0.69% 3.98% 0.97% +100 bps Ramp (0.67%) 1.29% 2.32% 7.24%
ALCO Policy Limits
13 to 24 Months
(6.00%)
-
ALCO Policy Limit
(12.00%)
Change in EVE
(3.85%)
(1.33%)
(0.20%)
ESTIMATED NII SENSITIVITY PROFILE ESTIMATED EVE SENSITIVITY PROFILE
Percent Change in
NII (FTE)
12
Months
13 to 24
Months
12
Months
ESTIMATED NII SENSITIVITY with DEPOSIT BETA ASSUMPTION CHANGES
4.55%
0.11%
$1B Balance Increase
13 to 24 Months
7.36%
ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE RUN-OFF ASSUMPTION
CHANGES
Percent Change in NII (FTE)
$1B Balance Decrease
Percent Change in NII (FTE)
Note: In ramp scenarios, rate changes occur evenly over the first four quarters. Estimated results  as of 1Q15, actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as changes in market conditions and management strategies. Repricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve.
Fifth Third Bank | All Rights Reserved

Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2015 2014 2014 2014 2014
Income before income taxes (U.S. GAAP) 485                             519                             464                             606                             438
Add: Provision expense (U.S. GAAP) 69                               99                               71  76  69
Pre-provision net revenue 554                             618  535  682  507
Net income available to common shareholders (U.S. GAAP) 346                             362  328  416  309
Add: Intangible amortization, net of tax -                              1  1  1  1
Tangible net income available to common shareholders 346                             363  329  417  310
Tangible net income available to common shareholders (annualized) (a) 1,403                         1,440  1,305  1,673  1,257
Average Bancorp shareholders' equity (U.S. GAAP) 15,820                       15,644  15,486  15,157  14,862
Less: Average preferred stock (1,331)                        (1,331)                        (1,331)                        (1,119)                        (1,034)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Average intangible assets and other servicing rights (15)                              (17)                              (16)                              (17)                              (19)
Average tangible common equity (b) 12,058                       11,880                       11,723  11,605  11,393
Total Bancorp shareholders' equity (U.S. GAAP) 15,864                       15,626  15,404  15,469  14,826
Less:  Preferred stock (1,331)                        (1,331)                        (1,331)                        (1,331)                        (1,034)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets and other servicing rights (15)                              (16)                              (16)                              (17)                              (18)
Tangible common equity, including unrealized gains / losses (c) 12,102                       11,863                       11,641  11,705  11,358
Less: Accumulated other comprehensive income (588)                           (429)                           (301)                           (382)                           (196)
Tangible common equity, excluding unrealized gains / losses (d) 11,514                       11,434                       11,340  11,323  11,162
Total assets (U.S. GAAP) 140,470                     138,706  134,188  132,562  129,654
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets and other servicing rights (15)                              (16)                              (16)                              (17)                              (18)
Tangible assets, including unrealized gains / losses (e) 138,039                     136,274                     131,756  130,129  127,220
Less: Accumulated other comprehensive income / loss, before tax (905)                           (660)                           (463)                           (588)                           (302)
Tangible assets, excluding unrealized gains / losses (f) 137,134                     135,614                     131,293  129,541  126,918
Common shares outstanding (g) 815                             824  834  844  848
Ratios:
Return on average tangible common equity (a) / (b) 11.6% 12.1% 11.1% 14.4% 11.0%
Tangible common equity (excluding unrealized gains/losses) (d) / (f) 8.40% 8.43% 8.64% 8.74% 8.79%
Tangible common equity (including unrealized gains/losses) (c) / (e) 8.77% 8.71% 8.84% 9.00% 8.93%
Tangible book value per share (c) / (g) $14.85 $14.40  $13.95  $13.86  $13.40
For the Three Months Ended
Fifth Third Bank | All Rights Reserved

Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2015 2014 2014 2014 2014
Total Bancorp shareholders' equity (U.S. GAAP) N/A 15,626                      15,404  15,469  14,826
Goodwill and certain other intangibles N/A (2,476)                       (2,484)                       (2,484)                       (2,490)
Unrealized gains N/A (429)                           (301)                           (382)                           (196)
Qualifying trust preferred securities N/A 60  60  60  60
Other N/A (17)                             (18)                             (19)                             (18)
Tier I capital N/A 12,764                      12,661  12,644  12,182
Less: Preferred stock N/A (1,331)                       (1,331)                       (1,331)                       (1,034)
Qualifying trust preferred securities N/A (60)                             (60)                             (60)                             (60)
Qualifying noncontrolling interest in consolidated subsidiaries N/A (1)                               (1)                               (1)                               (1)
Tier I common equity (a) N/A 11,372                      11,269  11,252  11,087
Risk-weighted assets, determined in accordance with Basel III
prescribed regulatory requirements (b) 121,310                   117,878                   116,917  117,117  116,622
Ratio:
Tier I common equity (a) / (b) N/A 9.65% 9.64% 9.61% 9.51%
Basel III Final Rule - Transitional to fully phased-in
Common equity tier 1 capital (transitional) 11,543
Less: Adjustments to common equity tier 1 capital from transitional to fully phased-in (1) (13)
Common equity tier 1 capital (fully phased-in) (c) 11,530
Risk-weighted assets (transitional) 121,310
Add: Adjustments to risk-weighted assets from transitional to fully phased-in (2) 1,182
Risk-weighted assets (fully phased-in) (d) 122,492
Estimated common equity tier 1 capital ratio under Basel III Final Rule (fully phased-in) (c) / (d) 9.41%
(1)
(2)
Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities)
Primarily relates to higher risk weighting for MSRs.
For the Three Months Ended
Basel I
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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2014 2013 2012 2011 2010
Total Bancorp shareholders' equity (U.S. GAAP) $15,626 $14,589 $13,716 $13,201 $14,051
Goodwill and certain other intangibles (2,476)                        (2,492)                        (2,499)                        (2,514)                        (2,546)
Unrealized gains (429)                           (82)                              (375)                           (470)                           (314)
Qualifying trust preferred securities 60                               60  810                             2,248                         2,763
Other (17)                              19  33                               38                               11
Tier I capital 12,764                       12,094                       11,685                       12,503                       13,965
Less: Preferred stock 1,331                         (1,034)                        (398)                           (398)                           (3,654)
Qualifying trust preferred securities (60)                              (60)                              (810)                           (2,248)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (1)                                (37)                              (48)                              (50)                              (30)
Tier I common equity (a) 11,372                       10,963                       10,429                       9,807                         7,518
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 117,878                     115,969                     109,301                     104,219                     100,561
Ratio:
Tier I common equity (a) / (b) 9.65% 9.45% 9.54% 9.41% 7.48%
For the Year Ended
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